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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)      November 9, 2000
                                                     ----------------------

                    LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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            (Exact Name Of Registrant As Specified In Its Charter)

                            The Kingdom of Belgium
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                (State or Other Jurisdiction of Incorporation)

              0-27296                                  N/A
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       (Commission File Number)            (I.R.S. Employer Identification No.)

52 Third Avenue, Burlington, Massachusetts                   01803
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 (Address of Principal Executive Offices in the U.S.)      (Zip Code)

                                (781) 203-5000
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             (Registrant's Telephone Number, Including Area Code)


         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.      Other Events.
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     On November 9, 2000, the Registrant announced that due to certain errors and irregularities identified in its ongoing audit committee inquiry, it expects to restate its financial statements for the periods 1998, 1999 and for the first half of 2000. The Registrant further announced that it does not expect its mid-year audit and necessary restatements to be completed by November 14, 2000. Accordingly, the Registrant does not believe that its Form 10-Q for the third quarter ended September 30, 2000 will be filed in a timely manner. See press release dated November 9, 2000, which is filed as Exhibit 99.1 to this form.

     Also on November 9, 2000, the Registrant announced changes in its management and Board of Directors. See press release dated November 9, 2000, which is filed as Exhibit 99.2 to this form.


Item 7.      Financial Statements and Exhibits.
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(c)     Exhibits:

             99.1  Press Release dated November 9, 2000.
             99.2  Press Release dated November 9, 2000.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              LERNOUT & HAUSPIE SPEECH
                              PRODUCTS N.V.
Dated:  November 9, 2000


                              By:  /s/ John Duerden
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                                   John Duerden
                                   President and Chief Executive Officer